Exhibit 99.2

contact: telephone: email:	William Pollett, Treasurer +1(441) 299 7576 bill.pollett@montpelierre.bm

Financial Supplement

December 31, 2012

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company’s control. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission, for specific important factors that could cause actual results to differ materially from those contained in forward- looking statements. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar meaning generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends on, or repurchases of, our common shares or preferred shares to differ include, but are not limited to: market conditions affecting the prices of our common shares or preferred shares; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including those that may result from changes in climate conditions, including, but not limited to, global temperatures and expected sea levels; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to effectively execute the business plans of the Company, its subsidiaries and any new ventures that it may enter into; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of written premium estimates reported by cedants and brokers on pro-rata contracts and certain excess-of-loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency fluctuations.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Insurance and Reinsurance Premiums Written by Line of Business

5	Net Insurance and Reinsurance Premiums Earned by Line of Business

6	Natural Catastrophe Risk Management

7	Rollforward of Loss and LAE Reserves

8	Losses and Loss Ratios by Line of Business

9	Consolidated Investment Portfolio

10	Consolidated Investment Detail - Mortgage-Backed and Asset-Backed Securities

11	Consolidated Investment Detail - Corporate Bonds

12	Reinsurance Recoverable by Rating

13	Fully Converted Book Value Per Common Share

14	Income (Loss) Available to Common Shareholders Per Share

15	Non-GAAP Financial Measures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended December 31			Year ended December 31
	2012	2011	% change	2012	2011	% change

Selected financial highlights
Gross insurance and reinsurance premiums written	$94.4	$91.7	3%	$735.3	$725.5	1%
Net insurance and reinsurance premiums written	83.4	81.6	2%	615.7	624.0	-1%
Net insurance and reinsurance premiums earned	156.6	148.3	6%	616.5	622.7	-1%
Net investment income	16.8	17.1	-2%	67.1	68.7	-2%
Underwriting income (loss)	(25.0)	(25.1)	n/m	117.3	(193.4)	n/m
Operating income (loss) available to common shareholders (1)	(16.9)	(16.2)	n/m	150.9	(154.4)	n/m
Net income (loss) available to common shareholders	(26.6)	25.0	n/m	214.3	(124.3)	n/m
Comprehensive income (loss)	(23.0)	28.5	n/m	228.4	(113.1)	n/m
Total assets				3,810.1	3,499.5	9%
Common shareholders’ equity				1,479.4	1,399.3	6%
Total shareholders’ equity				1,629.4	1,549.3	5%

Amounts per common share
Operating income (loss) available to common shareholders (2)	$(0.31)	$(0.27)		$2.58	$(2.50)
Net income (loss) available to common shareholders (2)	(0.48)	0.40		3.67	(2.01)
Fully converted book value (3)				26.14	22.71

Financial ratios
Loss and loss adjustment expense ratio:
Current year	98.6%	93.4%		60.6%	112.6%
Prior year	-16.9%	-12.1%		-14.2%	-14.3%
Loss and loss adjustment expense ratio	81.7%	81.3%		46.4%	98.3%
Acquisition costs ratio	15.8%	18.7%		15.7%	16.9%
General and administrative expense ratio	18.5%	16.9%		18.9%	15.9%
Combined ratio	116.0%	116.9%		81.0%	131.1%

Operating income (loss) / Average common shareholders’ equity	-1.1%	-1.2%		10.3%	-10.5%

Change in FCBVPCS adjusted for dividends (4)	-1.3%	2.5%		17.0%	-6.1%

(1) Excludes net investment and foreign exchange gains and losses and any significant non-recurring items.

(2) See Page 14 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

(3) See Page 13 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

(4) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account dividends declared on common shares during the period.  See page 15 for information regarding our use of Non-GAAP Financial Measures.

n/m - not meaningful

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

in millions, except per share amounts

	December 31 2012	September 30 2012	June 30 2012	March 31 2012	December 31 2011

ASSETS
Investments, cash and cash equivalents	$3,319.4	$3,355.8	$3,225.3	$3,201.3	$3,057.4
Insurance and reinsurance premiums receivable	222.9	287.9	353.5	287.1	213.4
Deferred insurance and reinsurance acquisition costs	48.4	54.2	57.7	56.9	50.9
Reinsurance recoverable on paid and unpaid losses	109.4	85.5	82.3	74.3	85.4
Unearned reinsurance premiums ceded	22.2	47.6	51.1	38.2	22.0
Unsettled sales of investments	48.9	181.4	88.2	106.4	33.9
Other assets	38.9	37.1	36.6	39.4	36.5

Total Assets	$3,810.1	$4,049.5	$3,894.7	$3,803.6	$3,499.5

LIABILITIES
Loss and loss adjustment expense reserves	$1,112.4	$1,039.4	$1,029.9	$1,035.7	$1,077.1
Unearned insurance and reinsurance premiums	270.1	368.2	418.3	344.7	265.9
Debt	399.1	327.9	327.9	327.9	327.8
Liability for investment securities sold short	138.8	153.4	127.7	104.3	136.3
Unsettled purchases of investments	148.7	375.5	251.0	275.2	69.9
Other liabilities	111.6	111.1	115.2	100.7	73.2

Total Liabilities	2,180.7	2,375.5	2,270.0	2,188.5	1,950.2

SHAREHOLDERS’ EQUITY
Preferred shareholders’ equity	150.0	150.0	150.0	150.0	150.0
Common shareholders’ equity	1,479.4	1,524.0	1,474.7	1,465.1	1,399.3

Total Shareholders’ Equity	1,629.4	1,674.0	1,624.7	1,615.1	1,549.3

Total Liabilities and Shareholders’ Equity	$3,810.1	$4,049.5	$3,894.7	$3,803.6	$3,499.5

Fully converted book value per common share (1)	$26.14	$26.61	$25.36	$24.30	$22.71

(1) See Page 13 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.
Summary Consolidated Income Statements (unaudited)
$ in millions, except per share amounts

						Year	Year
	Q4-12	Q3-12	Q2-12	Q1-12	Q4-11	2012	2011

Underwriting revenues
Gross insurance and reinsurance premiums written	$94.4	$127.7	$253.5	$259.7	$91.7	$735.3	$725.5
Reinsurance premiums ceded	(11.0)	(26.2)	(42.7)	(39.7)	(10.1)	(119.6)	(101.5)
Net insurance and reinsurance premiums written	83.4	101.5	210.8	220.0	81.6	615.7	624.0

Gross insurance and reinsurance premiums earned	193.0	183.1	176.1	184.1	179.2	736.3	721.1
Earned reinsurance premiums ceded	(36.4)	(30.1)	(29.7)	(23.6)	(30.9)	(119.8)	(98.4)
Net insurance and reinsurance premiums earned	156.6	153.0	146.4	160.5	148.3	616.5	622.7

Underwriting expenses
Loss and loss adjustment expenses - current year	(154.2)	(73.0)	(73.9)	(72.7)	(138.6)	(373.8)	(701.4)
Loss and loss adjustment expenses - prior year	26.3	15.7	16.7	28.7	18.0	87.4	89.3
Insurance and reinsurance acquisition costs	(24.7)	(23.5)	(23.6)	(24.8)	(27.7)	(96.6)	(105.4)
Operating expenses	(19.6)	(18.9)	(20.8)	(20.1)	(22.1)	(79.4)	(88.3)
Incentive compensation expenses	(9.4)	(11.6)	(10.2)	(5.6)	(3.0)	(36.8)	(10.3)

Underwriting income (loss)	(25.0)	41.7	34.6	66.0	(25.1)	117.3	(193.4)

Net investment income	16.8	15.5	17.2	17.6	17.1	67.1	68.7
Other revenue	—	0.1	0.2	0.5	0.2	0.8	0.5
Interest and other financing expenses	(5.9)	(4.7)	(4.8)	(5.0)	(4.9)	(20.4)	(20.6)
Net realized and unrealized investment gains	3.5	33.2	13.3	32.4	31.5	82.4	26.2
Net foreign exchange gains (losses)	(2.3)	(10.8)	2.9	(2.6)	(1.4)	(12.8)	(5.2)
Net income (loss) from derivative instruments	(1.1)	0.7	2.1	1.5	(0.1)	3.2	(3.1)
Gain on sale of MUSIC	—	—	—	—	11.1	—	11.1
Loss on early extinguishment of debt	(9.7)	—	—	—	—	(9.7)	—
Income tax benefit (provision)	0.4	(0.7)	—	—	—	(0.3)	0.6

Net income (loss)	(23.3)	75.0	65.5	110.4	28.4	227.6	(115.2)
Dividends declared on non-cumulative preferred shares	(3.3)	(3.3)	(3.4)	(3.3)	(3.4)	(13.3)	(9.1)

Net income (loss) available to common shareholders	$(26.6)	$71.7	$62.1	$107.1	$25.0	$214.3	$(124.3)

Net income (loss)	$(23.3)	$75.0	$65.5	$110.4	$28.4	$227.6	$(115.2)

Other comprehensive income (loss) items	0.3	1.7	(1.6)	0.4	0.1	0.8	2.1

Comprehensive income (loss)	$(23.0)	$76.7	$63.9	$110.8	$28.5	$228.4	$(113.1)

Net income (loss) available to common shareholders	$(26.6)	$71.7	$62.1	$107.1	$25.0	$214.3	$(124.3)
Add (subtract):
Net realized and unrealized investment gains	(3.5)	(33.2)	(13.3)	(32.4)	(31.5)	(82.4)	(26.2)
Net (gains) losses from investment-related derivative instruments	0.4	2.1	(0.8)	(1.7)	2.7	—	9.0
Net foreign exchange (gains) losses	2.3	10.8	(2.9)	2.6	1.4	12.8	5.2
Net (gains) losses from fx-related derivative instruments	0.8	(2.9)	(1.5)	0.1	(2.7)	(3.5)	(7.0)
Gain on sale of MUSIC	—	—	—	—	(11.1)	—	(11.1)
Loss on early extinguishment of debt	9.7	—	—	—	—	9.7	—

Operating income (loss) available to common shareholders	$(16.9)	$48.5	$43.6	$75.7	$(16.2)	$150.9	$(154.4)

Loss and loss adjustment expense ratio:
Current year	98.6%	47.6%	50.6%	45.3%	93.4%	60.6%	112.6%
Prior year	-16.9%	-10.2%	-11.4%	-17.9%	-12.1%	-14.2%	-14.3%
Loss and loss adjustment expense ratio	81.7%	37.4%	39.2%	27.4%	81.3%	46.4%	98.3%
Acquisition costs ratio	15.8%	15.4%	16.1%	15.5%	18.7%	15.7%	16.9%
Operating expenses	12.5%	12.3%	14.2%	12.5%	14.9%	12.9%	14.2%
Incentive compensation expenses	6.0%	7.6%	7.0%	3.5%	2.0%	6.0%	1.7%
Combined ratio	116.0%	72.7%	76.5%	58.9%	116.9%	81.0%	131.1%

Operating income (loss) available to common shareholders per share (1)	$(0.31)	$0.85	$0.74	$1.23	$(0.27)	$2.58	$(2.50)

Net income (loss) available to common shareholders per share (1)	$(0.48)	$1.25	$1.06	$1.74	$0.40	$3.67	$(2.01)

Operating income (loss) / Average common shareholders’ equity	-1.1%	3.2%	3.0%	5.3%	-1.2%	10.3%	-10.5%

(1) See Page 14 for calculation and Page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.
Net Premiums Written by Line of Business
(unaudited)
in millions

						Year	Year
Net Insurance and Reinsurance Premiums Written	Q4-12	Q3-12	Q2-12	Q1-12	Q4-11	2012	2011

Bermuda
Property Catastrophe - Treaty Reinsurance	$10.2	$20.9	$110.7	$103.4	$4.3	$245.2	$227.3
Property Specialty - Treaty Reinsurance	11.7	11.7	12.3	11.2	7.6	46.9	40.2
Other Specialty - Treaty Reinsurance	12.2	10.8	9.3	34.1	12.7	66.4	70.4
Property & Specialty Individual Risk	(1.0)	3.7	14.1	5.4	4.3	22.2	30.4
	$33.1	$47.1	$146.4	$154.1	$28.9	$380.7	$368.3

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$2.0	$(1.0)	$2.1	$8.1	$2.3	$11.2	$30.7
Property Specialty - Treaty Reinsurance	0.5	3.0	0.5	2.5	1.4	6.5	8.9
Other Specialty - Treaty Reinsurance	17.3	18.4	23.0	22.9	17.4	81.6	69.3
Property & Specialty Individual Risk	30.1	33.4	36.2	31.1	16.1	130.8	95.0
	$49.9	$53.8	$61.8	$64.6	$37.2	$230.1	$203.9

Blue Capital
Property Catastrophe - Treaty Reinsurance	$—	$—	$2.4	$—	$—	$2.4	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Property & Specialty Individual Risk	—	—	—	—	—	—	—
	$—	$—	$2.4	$—	$—	$2.4	$—

MUSIC Run-Off
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Property & Specialty Individual Risk	0.4	0.6	0.2	1.3	15.5	2.5	51.8
	$0.4	$0.6	$0.2	$1.3	$15.5	$2.5	$51.8

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$—	$(0.1)	$—	$2.7	$(0.2)	$2.6	$(8.9)
Property Specialty - Treaty Reinsurance	—	0.1	—	(0.1)	—	—	0.7
Other Specialty - Treaty Reinsurance	—	—	—	(0.4)	(0.2)	(0.4)	4.8
Property & Specialty Individual Risk	—	—	—	(2.2)	0.4	(2.2)	3.4
	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$12.2	$19.8	$115.2	$114.2	$6.4	$261.4	$249.1
Property Specialty - Treaty Reinsurance	12.2	14.8	12.8	13.6	9.0	53.4	49.8
Other Specialty - Treaty Reinsurance	29.5	29.2	32.3	56.6	29.9	147.6	144.5
Property & Specialty Individual Risk	29.5	37.7	50.5	35.6	36.3	153.3	180.6
	$83.4	$101.5	$210.8	$220.0	$81.6	$615.7	$624.0

Reinstatements included in NWP	$6.9	$2.2	$1.3	$2.7	$2.3	$13.1	$27.5

Consolidated 12 Mo. Rolling NWP	$615.7	$613.9	$634.0	$617.5	$624.0

MONTPELIER RE HOLDINGS LTD. Net Premiums Earned by Line of Business (unaudited) in millions

						Year	Year
Net Insurance and Reinsurance Premiums Earned	Q4-12	Q3-12	Q2-12	Q1-12	Q4-11	2012	2011

Bermuda
Property Catastrophe - Treaty Reinsurance	$60.9	$58.0	$55.7	$60.8	$48.1	$235.4	$220.6
Property Specialty - Treaty Reinsurance	11.8	10.7	11.5	10.5	12.3	44.5	48.3
Other Specialty - Treaty Reinsurance	17.8	16.6	10.3	19.0	21.4	63.7	78.5
Property & Specialty Individual Risk	3.4	7.1	7.4	8.0	7.1	25.9	30.6
	$93.9	$92.4	$84.9	$98.3	$88.9	$369.5	$378.0

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$4.5	$1.4	$3.4	$2.3	$7.4	$11.6	$30.9
Property Specialty - Treaty Reinsurance	2.1	1.6	1.6	1.7	2.2	7.0	8.7
Other Specialty - Treaty Reinsurance	20.3	19.0	21.2	18.7	16.9	79.2	60.8
Property & Specialty Individual Risk	32.9	32.0	26.5	28.1	20.1	119.5	94.1
	$59.8	$54.0	$52.7	$50.8	$46.6	$217.3	$194.5

Blue Capital
Property Catastrophe - Treaty Reinsurance	$0.9	$1.1	$0.4	$—	$—	$2.4	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Property & Specialty Individual Risk	—	—	—	—	—	—	—
	$0.9	$1.1	$0.4	$—	$—	$2.4	$—

MUSIC Run-Off
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—
Property & Specialty Individual Risk	2.0	5.5	8.4	11.4	12.8	27.3	50.2
	$2.0	$5.5	$8.4	$11.4	$12.8	$27.3	$50.2

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$0.2	$(2.1)	$0.2	$(9.1)
Property Specialty - Treaty Reinsurance	—	—	—	—	0.2	—	1.3
Other Specialty - Treaty Reinsurance	—	—	—	0.7	0.9	0.7	4.7
Property & Specialty Individual Risk	—	—	—	(0.9)	1.0	(0.9)	3.1
	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$66.3	$60.5	$59.5	$63.3	$53.4	$249.6	$242.4
Property Specialty - Treaty Reinsurance	13.9	12.3	13.1	12.2	14.7	51.5	58.3
Other Specialty - Treaty Reinsurance	38.1	35.6	31.5	38.4	39.2	143.6	144.0
Property & Specialty Individual Risk	38.3	44.6	42.3	46.6	41.0	171.8	178.0
	$156.6	$153.0	$146.4	$160.5	$148.3	$616.5	$622.7

Reinstatements included in NPE	$6.9	$2.2	$1.3	$2.7	$2.3	$13.1	$27.5

Consolidated 12 Mo. Rolling NPE	$616.5	$608.2	$611.1	$617.1	$622.7

MONTPELIER RE HOLDINGS LTD. Natural Catastrophe Risk Mnagement (1) $ in millions

Exposure Management

	Net Reinsurance Treaty Limits by Zone (1)
	As of January 1, 2013		As of June 1, 2012
	Treaty Limits	% of Dec. 31, 2012 Shareholders’ Equity	Treaty Limits	% of Sept. 30, 2012 Shareholders’ Equity
U.S. Hurricane:

Mid-Atlantic hurricane	$555	34%	$545	33%
Northeast hurricane	434	27%	402	24%
Florida hurricane	406	25%	372	22%
Gulf hurricane	366	22%	360	22%
Hawaii hurricane	133	8%	180	11%

U.S. Earthquake:

New Madrid earthquake	$479	29%	$458	27%
Northwest earthquake	310	19%	290	17%
California earthquake	287	18%	290	17%

European Windstorm:

Western Europe windstorm	$388	24%	$272	16%
UK & Ireland windstorm	342	21%	282	17%
Scandinavia windstorm	100	6%	89	5%

Other Countries:

Japan earthquake	$256	16%	$263	16%
Australia earthquake	231	14%	150	9%
Australia cyclone	227	14%	144	9%
Canada earthquake	208	13%	231	14%
Turkey earthquake	184	11%	139	8%
Japan windstorm	135	8%	131	8%
New Zealand earthquake	133	8%	108	6%
Chile earthquake	93	6%	102	6%

Single Event Losses
	Net Impact From Single Event Losses by Return Period (2)
	As of January 1, 2013				As of June 1, 2012
			% of Dec. 31, 2012				% of Sept. 30, 2012
	Net Impact		Shareholders’ Equity		Net Impact		Shareholders’ Equity
	100-year	250-year	100-year	250-year	100-year	250-year	100-year	250-year

U.S. Hurricane	$339	$406	21%	25%	$306	$375	18%	22%
U.S. Earthquake	164	250	10%	15%	180	230	11%	14%
Europe Windstorm	198	241	12%	15%	158	183	9%	11%

NOTE - These disclosures should be read in conjunction with item 1A “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission.

(1)  The treaty limits presented include exposures we have assumed through our investment in the Blue Capital Global Reinsurance Fund Limited (a closed-end mutual fund). The treaty limits presented are shown net of any outward reinsurance or other third-party protection we purchase but have not been reduced by any expected reinstatement premiums.

(2)  The single event losses presented include exposures we have assumed through our investment in the Blue Capital Global Reinsurance Fund Limited and are shown net of: (i) any outward reinsurance or other third-party protection we purchase; and (ii) the benefit of any expected reinstatement premiums.  A “100-year” return period can also be referred to as the 1.0% occurrence exceedance probability (“OEP”) meaning there is a 1.0% chance in any given year that this level will be exceeded.  A “250-year” return period can also be referred to as the 0.4% OEP meaning there is a 0.4% chance in any given year that this level will be exceeded.

MONTPELIER RE HOLDINGS LTD.
Rollforward of Loss and LAE Reserves (unaudited)
in millions

	Three months ended December 31, 2012			Three months ended December 31, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$1,039.4	$80.2	$959.2	$1,056.6	$74.7	$981.9

Losses incurred:
Current year	184.0	29.8	154.2	155.9	17.3	138.6
Prior years	(28.2)	(1.9)	(26.3)	(21.2)	(3.2)	(18.0)
Total losses incurred	155.8	27.9	127.9	134.7	14.1	120.6

Net foreign currency translation movements	1.5	—	1.5	(0.1)	0.2	(0.3)

Losses paid and approved for payment:
Current year	(27.6)	(3.6)	(24.0)	(58.9)	(3.6)	(55.3)
Prior years	(56.7)	(1.8)	(54.9)	(34.9)	(2.2)	(32.7)
Total paid losses	(84.3)	(5.4)	(78.9)	(93.8)	(5.8)	(88.0)

Net unpaid losses sold - MUSIC	—	—	—	(20.3)	(5.5)	(14.8)

Reserve for unpaid losses, end of period	$1,112.4	$102.7	$1,009.7	$1,077.1	$77.7	$999.4

	Year December 31, 2012			Year December 31, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$1,077.1	$77.7	$999.4	$784.6	$62.4	$722.2

Losses incurred:
Current year	419.7	45.9	373.8	745.1	43.7	701.4
Prior years	(94.5)	(7.1)	(87.4)	(92.4)	(3.1)	(89.3)
Total losses incurred	325.2	38.8	286.4	652.7	40.6	612.1

Net foreign currency translation movements	13.3	1.3	12.0	(1.7)	0.3	(2.0)

Losses paid and approved for payment:
Current year	(55.9)	(7.0)	(48.9)	(151.9)	(9.3)	(142.6)
Prior years	(247.3)	(8.1)	(239.2)	(186.3)	(10.8)	(175.5)
Total paid losses	(303.2)	(15.1)	(288.1)	(338.2)	(20.1)	(318.1)

Net unpaid losses sold - MUSIC	—	—	—	(20.3)	(5.5)	(14.8)

Reserve for unpaid losses, end of period	$1,112.4	$102.7	$1,009.7	$1,077.1	$77.7	$999.4

MONTPELIER RE HOLDINGS LTD.
Consolidated Losses and Loss Ratios
(unaudited)
$ in millions

						Year	Year
	Q4-12	Q3-12	Q2-12	Q1-12	Q4-11	2012	2011
Property Catastrophe - Treaty

Net reserves: start	$289.1	$299.2	$323.8	$362.9	$373.8	$362.9	$200.5
Change in prior AY	(9.7)	(5.3)	(10.7)	(4.8)	(1.7)	(30.5)	(17.2)
Losses paid and approved for payment	(29.7)	(23.6)	(26.7)	(42.7)	(56.8)	(122.7)	(175.9)
Current yr. incurred losses	50.5	18.8	12.8	8.4	47.6	90.5	355.5
Net reserves sold - MUSIC
Net reserves: end	$300.2	$289.1	$299.2	$323.8	$362.9	$300.2	$362.9

Net earned premium	$66.3	$60.5	$59.5	$63.3	$53.4	249.6	$242.4
Net loss ratio	61.5%	22.3%	3.5%	5.7%	86.0%	24.0%	139.6%
Net loss ratio excl. prior AY adjusts.	76.1%	31.1%	21.5%	13.3%	89.2%	36.2%	146.7%
Net loss ratio - prior AY adjusts.	-14.6%	-8.8%	-18.0%	-7.6%	-3.2%	-12.2%	-7.1%

IBNR	$131.2	$115.1	$113.7	$136.2	$152.4
IBNR as a % of net reserves	44%	40%	38%	42%	42%

Property Specialty - Treaty

Net reserves: start	$126.0	$133.9	$133.7	$146.4	$144.7	$146.4	$139.1
Change in prior AY	(5.9)	(5.6)	2.8	(9.6)	(5.5)	(18.3)	(23.6)
Losses paid and approved for payment	(6.3)	(9.4)	(13.0)	(10.3)	(10.9)	(39.0)	(42.8)
Current yr. incurred losses	25.0	7.1	10.4	7.2	18.1	49.7	73.7
Net reserves sold - MUSIC
Net reserves: end	$138.8	$126.0	$133.9	$133.7	$146.4	$138.8	$146.4

Net earned premium	$13.9	$12.3	$13.1	$12.2	$14.7	51.5	$58.3
Net loss ratio	137.4%	12.2%	100.8%	-19.7%	85.7%	61.0%	85.9%
Net loss ratio excl. prior AY adjusts.	179.8%	57.7%	79.4%	59.0%	123.1%	96.5%	126.4%
Net loss ratio - prior AY adjusts.	-42.4%	-45.5%	21.4%	-78.7%	-37.4%	-35.5%	-40.5%

IBNR	$81.9	$70.9	$76.8	$71.9	$78.6
IBNR as a % of net reserves	59%	56%	57%	54%	54%

Other Specialty - Treaty

Net reserves: start	$288.4	$274.6	$275.8	$268.6	$259.7	$268.6	$246.7
Change in prior AY	(3.7)	(4.0)	(13.2)	(5.0)	(8.6)	(25.9)	(25.1)
Losses paid and approved for payment	(14.5)	(7.6)	(9.5)	(10.2)	(10.2)	(41.8)	(45.2)
Current yr. incurred losses	17.9	25.4	21.5	22.4	27.7	87.2	92.2
Net reserves sold - MUSIC
Net reserves: end	$288.1	$288.4	$274.6	$275.8	$268.6	$288.1	$268.6

Net earned premium	$38.1	$35.6	$31.5	$38.4	$39.2	143.6	$144.0
Net loss ratio	37.3%	60.1%	26.3%	45.3%	48.7%	42.7%	46.6%
Net loss ratio excl. prior AY adjusts.	47.0%	71.3%	68.2%	58.3%	70.6%	60.7%	64.0%
Net loss ratio - prior AY adjusts.	-9.7%	-11.2%	-41.9%	-13.0%	-21.9%	-18.0%	-17.4%

IBNR	$209.2	$207.9	$202.9	$209.0	$201.8
IBNR as a % of net reserves	73%	72%	74%	76%	75%

Property and Specialty Individual Risk

Net reserves: start	$249.7	$249.1	$228.2	$226.0	$207.9	$226.0	$138.4
Change in prior AY	(7.0)	(0.8)	4.4	(9.3)	(2.2)	(12.7)	(23.4)
Losses paid and approved for payment	(28.4)	(20.3)	(12.7)	(23.2)	(10.1)	(84.6)	(54.2)
Current yr. incurred losses	60.8	21.7	29.2	34.7	45.2	146.4	180.0
Net reserves sold - MUSIC	—	—	—	—	(14.8)	—	(14.8)
Net reserves: end	$275.1	$249.7	$249.1	$228.2	$226.0	$275.1	$226.0

Net earned premium	$38.3	$44.6	$42.3	$46.6	$41.0	171.8	$178.0
Net loss ratio	140.5%	46.9%	79.4%	54.5%	104.9%	77.8%	88.0%
Net loss ratio excl. prior AY adjusts.	158.8%	48.7%	69.0%	74.5%	110.3%	85.2%	101.1%
Net loss ratio - prior AY adjusts.	-18.3%	-1.8%	10.4%	-20.0%	-5.4%	-7.4%	-13.1%

IBNR	$154.9	$129.1	$120.3	$105.5	$124.8
IBNR as a % of net reserves	56%	52%	48%	46%	55%

TOTAL

Net reserves: start	$959.2	$951.1	$964.6	$999.4	$981.9	$999.4	$722.2
Change in prior AY	(26.3)	(15.7)	(16.7)	(28.7)	(18.0)	(87.4)	(89.3)
Losses paid and approved for payment	(78.9)	(60.9)	(61.9)	(86.4)	(88.0)	(288.1)	(318.1)
Current yr. incurred losses	154.2	73.0	73.9	72.7	138.6	373.8	701.4
Net reserves sold - MUSIC	—	—	—	—	(14.8)	—	(14.8)
Net impact of foreign currency	1.5	11.7	(8.8)	7.6	(0.3)	12.0	(2.0)
Net reserves: end	$1,009.7	$959.2	$951.1	$964.6	$999.4	$1,009.7	$999.4

Net earned premium	$156.6	$153.0	$146.4	$160.5	$148.3	$616.5	$622.7
Net loss ratio	81.6%	37.4%	39.1%	27.4%	81.3%	46.4%	98.3%
Net loss ratio excl. prior AY adjusts.	98.4%	47.7%	50.5%	45.3%	93.4%	60.6%	112.6%
Net loss ratio - prior AY adjusts.	-16.8%	-10.3%	-11.4%	-17.9%	-12.1%	-14.2%	-14.3%

IBNR	$577.2	$523.0	$513.7	$522.6	$557.6
IBNR as a % of net reserves	57%	55%	54%	54%	56%

MONTPELIER RE HOLDINGS LTD.
Consolidated Investment Portfolio (unaudited)
$ in millions

	December 31, 2012				September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
	Amortized	Unrealized	Fair		Fair		Fair		Fair		Fair
	Cost	Gain	Value	%	Value	%	Value	%	Value	%	Value	%
Composition:
Fixed maturities	$2,662.2	$76.4	$2,738.6	83%	$2,697.6	81%	$2,425.9	76%	$2,544.8	80%	$2,390.2	79%
Equity securities	38.1	2.8	40.9	1%	40.9	1%	37.2	1%	39.8	1%	96.1	3%
Other investments	143.0	(4.5)	138.5	4%	102.2	3%	109.9	3%	94.9	3%	102.4	3%
Cash equivalents	56.5	—	56.5	2%	137.8	4%	195.5	6%	193.2	6%	34.8	1%
Cash and restricted cash	344.9	—	344.9	10%	377.3	11%	456.8	14%	328.6	10%	433.9	14%
Total investments and cash (1)	$3,244.7	$74.7	$3,319.4	100%	$3,355.8	100%	$3,225.3	100%	$3,201.3	100%	$3,057.4	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (2)	$1,018.1	$24.2	$1,042.3	38%	$1,038.5	38%	$975.5	40%	$933.0	37%	$896.9	37%
Government & government-sponsored entities	576.0	10.4	586.4	21%	645.6	24%	438.2	18%	555.3	22%	542.5	23%
Corporate bonds (3)	1,002.9	34.8	1,037.7	38%	942.2	35%	937.9	39%	978.3	38%	886.2	37%
Municipal bonds	65.2	7.0	72.2	3%	71.3	3%	74.3	3%	78.2	3%	64.6	3%
Total fixed maturities	$2,662.2	$76.4	$2,738.6	100%	$2,697.6	100%	$2,425.9	100%	$2,544.8	100%	$2,390.2	100%

Other investments:

Limited partnership interests and private investment funds	$142.3	$(3.1)	$139.2	101%	$87.7	86%	$97.2	89%	$79.8	84%	$89.2	87%
Catastrophe bonds	—	—	—	0%	10.0	10%	10.0	9%	10.0	11%	10.2	10%
Derivative instruments	0.7	(1.4)	(0.7)	-1%	4.5	4%	2.7	2%	5.0	5%	3.0	3%
Total other investments	$143.0	$(4.5)	$138.5	100%	$102.2	100%	$109.9	100%	$94.9	100%	$102.4	100%

Total investment return:

Net investment income			$16.8		$15.5		$17.2		$17.6		$17.1
Net income (loss) from investment-related derivative instruments			0.6		0.4		0.1		—		(0.2)
Net realized investment gains			6.2		14.9		7.4		28.2		9.1
Net unrealized investment gains (losses)			(2.7)		18.3		5.9		4.2		22.4
Net gains (losses) from investment-related derivative instruments			(0.4)		(2.1)		0.8		1.7		(2.7)
Net investment FX gains (losses) from managed cash and investments			(1.3)		0.4		0.1		(0.8)		—
Total investment return			$19.2		$47.4		$31.5		$50.9		$45.7

Total quarterly return on average fair value %(4)			0.6%		1.6%		1.1%		1.7%		1.6%

Average market yield to worst of fixed maturities and cash equivalents (5)			2.2%		2.0%		2.5%		2.9%		3.2%
Average duration of fixed maturities, cash and cash equivalents (5)			3.1 years		3.0 years		2.6 years		2.7 years		2.5 years
Average credit quality of fixed maturities and cash equivalents (5)			AA-		AA-		AA-		AA-		AA-
Average duration of fixed maturities (5)			3.3 years		3.2 years		3.0 years		3.1 years		3.0 years

(1)         We also hold various short investment positions which are reported as liabilities on our Consolidated Balance Sheets. Some of these short positions fully or partially offset some of the long investment positions presented above.

(2)         See Page 10 for additional detail regarding our investments in mortgage-backed and asset-backed securities.

(3)         Corporate bonds includes bank loans.  See page 11 for additional details.

(4)         Excludes net gains (losses) from non-investment FX contracts which are undertaken solely to hedge our insurance balances that are exposed to FX movements.

In accordance with GAAP, these FX contracts are presented within our other investments. Also, beginning June 2012, excludes those cash and cash equivalents (which totaled $22.5 million at December 31, 2012) that served to collateralize Blue Water Re’s reinsurance operations.  These assets generate virtually no investment income and the “return” on these invested assets constitutes Blue Water Re’s underwriting result and is included in our combined ratio.

(5)   Net of short positions and cash held for operations.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail

Mortgage-Backed and Asset-Backed Securities

(unaudited)

$ in millions

At December 31, 2012

					Option		Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (1)
	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped
Mortgage-backed and asset-backed securities

Residential-Mortgage Backed:

GNMA	$36.6	$37.6	$1.0	AA
FNMA	253.0	256.2	3.2	AA
Freddie Mac	175.9	183.2	7.3	AA
Total Residential Mortgage-Backed	$465.5	$477.0	$11.5	AA	3.3	4.6	$—	$—	$—

Collateralized Residential Mortgage Obligations:

GNMA	$22.2	$22.8	$0.6	AA
FNMA	10.8	10.6	(0.2)	AA
Freddie Mac	62.0	63.1	1.1	AA
Total agency CMOS	95.0	96.5	1.5

Non-agency CMOS	26.0	26.5	0.5	AAA			2.1	$1.7
Non-agency CMOS	1.3	1.4	0.1	AA			1.4
Non-agency CMOS	3.0	3.0	—	A			0.3
Non-agency CMOS	1.7	1.6	(0.1)	BBB			1.6
Non-agency CMOS	9.3	9.6	0.3	BB			3.5	1.8
Non-agency CMOS	7.3	7.4	0.1	B			2.4	1.0
Non-agency CMOS	2.4	2.5	0.1	CCC			0.5	0.5
Non-agency CMOS	—	—	—	CC			0.0
Non-agency CMOS	1.5	1.3	(0.2)	C			0.2
Non-agency CMOS	3.2	3.2	—	D			0.3	1.4
Total Non-agency CMOS	55.7	56.5	0.8

Total Collateralized Residential Mortgage Obligations	$150.7	$153.0	$2.3	AA	2.0	4.3	$12.3	$6.4	$—

Asset-Backed Securities:

Credit card	$53.9	$54.8	$0.9	AAA
Credit card	3.9	4.0	0.1	A
Auto	92.7	93.9	1.2	AAA
Auto	5.8	5.8	—	AA
Auto	4.0	4.1	0.1	A
Auto	1.0	1.0	—	BBB					$0.4
Equipment	3.1	3.1	—	AAA
Equipment	0.5	0.5	—	AA
Equipment	0.3	0.3	—	A
Commercial Mortgage Backed Securities	102.2	107.6	5.4	AAA
Commercial Mortgage Backed Securities	34.6	36.0	1.4	AA
Commercial Mortgage Backed Securities	3.7	3.8	0.1	A
Commercial Mortgage Backed Securities	4.0	4.1	0.1	BBB
Commercial Mortgage Backed Securities	2.7	2.7	—	BB
Commercial Mortgage Backed Securities	4.9	5.1	0.2	NR
Miscellaneous	15.1	15.3	0.2	AAA
Miscellaneous	17.4	17.5	0.1	AA
Miscellaneous	20.2	20.6	0.4	A					$0.1
Miscellaneous	9.7	9.8	0.1	BBB					1.4
Miscellaneous	15.2	15.1	(0.1)	BB
Miscellaneous	3.7	3.8	0.1	B
Miscellaneous	3.3	3.4	0.1	CCC

Total Asset-Backed Securities	$401.9	$412.3	$10.4	AA	2.5	4.2	$—	$—	$1.9

Total Mortgage-Backed and Asset-Backed Securities	$1,018.1	$1,042.3	$24.2				$12.3	$6.4	$1.9

(1) We estimate that our insurance wrapped investments at 12/31/12 would be BBB- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail - Corporate Bonds

(unaudited)

$ in millions

At December 31, 2012

Corporate Bonds - Quality: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

AAA	$26.1	$26.7	$0.6	3.1
AA	55.5	56.7	1.2	2.7
A	306.1	317.4	11.3	3.0
BBB	249.5	259.7	10.2	5.0
Below BBB	356.4	367.8	11.4	2.9
Not Rated	9.3	9.4	0.1	1.5

Total Corporate Bonds	$1,002.9	$1,037.7	$34.8	3.4

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair		Total Corp.
	Cost	Value	Gain	Bonds

General Electric	$19.2	$19.9	$0.7	1.9%
Citigroup Inc	18.2	18.9	0.7	1.8%
BP Capital	18.0	18.7	0.7	1.8%
JP Morgan Chase	17.8	18.7	0.9	1.8%
Bank of America Corp	17.7	18.6	0.9	1.8%
Goldman Sachs Group	16.6	17.5	0.9	1.7%
Lloyds Banking Group PLC	12.4	13.4	1.0	1.3%
Wal-Mart Stores Inc	12.5	12.8	0.3	1.2%
Wells Fargo & Co	12.2	12.7	0.5	1.2%
Schlumberger Ltd	12.0	12.2	0.2	1.2%

Total	$156.6	$163.4	$6.8	15.7%

Corporate Bonds -  By Sector: (1)

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

Industrial	$594.1	$612.1	$18.0	3.5
Financial	244.0	256.4	12.4	3.2
Utility	30.5	31.4	0.9	3.7
All Others	134.3	137.8	3.5	3.3

Total	$1,002.9	$1,037.7	$34.8	3.4

(1)         We also have various short positions in Corporate Bonds which are reported as liabilities on our Consolidated Balance Sheets. Some of these short positions fully or partially offset some of the long positions presented above.

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	December 31		September 30		June 30		March 31		December 31
	2012		2012		2012		2012		2011

Reinsurance recoverable on paid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	1.3	19	0.8	15	1.4	40	1.5	47	3.2	42
A	1.7	26	2.7	51	1.8	51	1.7	53	4.4	57
A-	1.8	27	0.5	9	0.2	6	—	—	0.1	1
Unrated by AM Best (1)	1.9	28	1.3	25	0.1	3	—	—	—	—

	$6.7	100%	$5.3	100%	$3.5	100%	$3.2	100%	$7.7	100%

Reinsurance recoverable on unpaid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	30.4	30	22.3	28	22.4	28	22.2	31	23.6	30
A	36.9	36	27.9	35	27.2	35	25.0	35	27.5	35
A-	8.3	8	4.8	6	3.8	5	2.8	4	2.8	4
Unrated by AM Best (1)	27.1	26	25.2	31	25.4	32	21.1	30	23.8	31

	$102.7	100%	$80.2	100%	$78.8	100%	$71.1	100%	$77.7	100%

Total reinsurance recoverable

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	31.7	29	23.1	27	23.8	29	23.7	32	26.8	31
A	38.6	35	30.6	36	29.0	35	26.7	36	31.9	38
A-	10.1	9	5.3	6	4.0	5	2.8	4	2.9	3
Unrated by AM Best (1)	29.0	27	26.5	31	25.5	31	21.1	28	23.8	28

	$109.4	100%	$85.5	100%	$82.3	100%	$74.3	100%	$85.4	100%

(1) These obligations are either: (i) fully collateralized; (ii) reinsurer has an S&P financial strength rating equivalent to an A.M. Best rating of A- or better; or (iii) reinsurer is considered by management to be financially sound.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Common Share (unaudited)

$ in millions, except per share amounts

	December 31	September 30	June 30	March 31	December 31
	2012	2012	2012	2012	2011

Numerators

Book value and fully converted book value per common share numerator (common shareholders’ equity)	$1,479.4	$1,524.0	$1,474.7	$1,465.1	$1,399.3

Denominators (in common shares)

Book value per share common denominator (ending common shares)	55,269,690	55,522,489	56,561,997	58,923,505	60,864,174

Common share obligations under benefit plans	1,326,643	1,741,326	1,588,443	1,376,701	761,279

Fully converted book value per common share denominator	56,596,333	57,263,815	58,150,440	60,300,206	61,625,453

Book value per common share	$26.77	$27.45	$26.07	$24.86	$22.99
Fully converted book value per common share	$26.14	$26.61	$25.36	$24.30	$22.71

Dividends declared per common share	$0.115	$0.105	$0.105	$0.105	$0.105
Change in FCBVPCS (1) Quarter	-1.8%	4.9%	4.4%	7.0%	2.0%
Change in FCBVPCS adjusted for dividends (2) Quarter	-1.3%	5.3%	4.8%	7.5%	2.5%
Change in FCBVPCS adjusted for dividends (2) YTD	17.0%	18.6%	12.6%	7.5%	-6.1%
Change in FCBVPCS adjusted for dividends (2) Rolling 12 months	17.0%	22.0%	10.7%	7.3%	-6.1%
Annualized change in FCBVPCS adjusted for dividends (2) Since inception	9.9%

(1) FCBVPCS = Fully converted book value per common share.  See Page 15 for information regarding our use of Non-GAAP Financial Measures.

(2) Change in FCBVPCS adjusted for dividends represents the change in fully converted book value per common share after taking into account common share dividends declared for the period.  See page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Income (Loss) Available to Common Shareholders Per Share (unaudited)

$ in millions, except per share amounts

						Year	Year
	Q4-12	Q3-12	Q2-12	Q1-12	Q4-11	2012	2011

Numerator
Operating income (loss) available to common shareholders (1)	$(16.9)	$48.5	$43.6	$75.7	$(16.2)	$150.9	$(154.4)
Adjustment to operating income related to participating securities	—	(1.3)	(1.0)	(1.6)	—	(3.5)	—

Operating income (loss) available to common shareholders, as adjusted	$(16.9)	$47.2	$42.6	$74.1	$(16.2)	$147.4	$(154.4)

Net investment and foreign exchange gains	—	23.2	18.5	31.4	30.1	73.1	19.0
Gain on sale of MUSIC	—	—	—	—	11.1	—	11.1
Loss on early extinguishment of debt	(9.7)	—	—	—	—	(9.7)	—
Adjustment to net income related to participating securities	—	(0.6)	(0.4)	(0.6)	(0.3)	(1.4)	—

Net income (loss) available to common shareholders, as adjusted	$(26.6)	$69.8	$60.7	$104.9	$24.7	$209.4	$(124.3)

Denominator
Average common shares outstanding	55,438,223	55,653,966	57,257,343	60,205,184	61,018,441	57,138,679	61,763,585

Operating income (loss) available to common shareholders per share	$(0.31)	$0.85	$0.74	$1.23	$(0.27)	$2.58	$(2.50)
Net income (loss) available to common shareholders per share	$(0.48)	$1.25	$1.06	$1.74	$0.40	$3.67	$(2.01)

(1) Excludes net investment and foreign exchange gains and losses and certain non-recurring items.  See Page 3 for the computation of our operating income (loss) available to common shareholders and page 15 for information regarding our use of Non-GAAP Financial Measures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Non-GAAP Financial Measures Disclosures

Within this report, we present “operating income (loss) available to common shareholders”, which is a “non-GAAP financial measure” as defined in Regulation G pursuant to Section 401 of the Sarbanes - Oxley Act of 2002. This measure represents our GAAP results for the periods presented without consideration of net realized and unrealized investment and foreign exchange gains and losses and certain non-recurring items.  A reconciliation of this measure to our most directly comparable GAAP financial measure, net income (loss) available to common shareholders, is included herein. We also present a measure referred to as “operating income (loss) available to common shareholders per share” which represents our “operating income (loss) available to common shareholders”, as adjusted for participating securities, divided by our weighted average common shares outstanding.

Within this report, we also present “book value per common share and fully converted book value per common share”, each of which is a “non-GAAP financial measure” as defined in Regulation G.  The computations of these measures are included herein. We also present a measure referred to as “change in fully converted book value per common share” which represents the change in our “fully converted book value per common share”, taking into account dividends declared on our common shares during the period.

We believe that these non-GAAP measures are important to our investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry and we further believe these measures to be more relevant than comparable GAAP measures in evaluating our financial performance.